SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 27, 2006

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 SCIENCE CENTER DRIVE,
                              SAN DIEGO, CALIFORNIA
                    (Address of principal executive offices)

                                 (858) 550-7500
              (Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

            On September 27, 2006, the Board of Directors of Ligand Pharmaceuticals Incorporated, a Delaware corporation ("LIGAND"), appointed Jason M. Aryeh as a director to fill the vacancy created by the resignation of David E. Robinson. Mr. Aryeh is the founder and general partner of JALAA Equities, LP, a private hedge fund with a focus on biotechnology and specialty pharmaceutical companies. Mr. Aryeh was not selected as a director pursuant to any arrangement or understanding between him and any other persons.

            A copy of the press release dated October 1, 2006 announcing
Mr. Aryeh's appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

EXHIBIT NUMBER             DESCRIPTION
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99.1              Press release dated October 1, 2006 announcing the
                  appointment of Jason M. Aryeh to Ligand's Board of Directors.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  LIGAND PHARMACEUTICALS INCORPORATED



Date: October 2, 2006       By:     /s/ Warner R. Broaddus
                            Name:   Warner R. Broaddus
                            Title:  Vice President, General Counsel & Secretary


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                                  EXHIBIT INDEX



EXHIBIT NUMBER             DESCRIPTION
---------------            -----------

99.1 Press release dated October 1, 2006 announcing the appointment of Jason M. Aryeh to Ligand's Board of Directors.